UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2015

AOL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

(212) 652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On June 23, 2015, AOL Inc. (the “Company”) terminated its Credit Agreement, dated as of July 1, 2013, among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto following the repayment of all amounts outstanding thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01, Item 2.04, Item 3.01 and Item 5.01 of the Company’s other Current Report on Form 8-K filed on equal date herewith is incorporated by reference into this Item 3.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AOL INC.

Date: June 23, 2015	By:	/s/ Karen Dykstra
		Name:	Karen Dykstra
		Title:	Chief Financial and Administrative Officer